THE JAPAN FUND, INC.

December 31, 1997

Dear Japan Fund Shareowner,

     On the reverse side, you will find language supplementing The Japan Fund, Inc.'s prospectus. As it details, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc. This change is pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark, Inc. by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     We thank you for your continued investment in the Fund, and encourage you to contact a Japan Fund representative at 1-800-53-JAPAN with any questions.

        Sincerely,

        /s/Lynn S. Birdsong
        Lynn S. Birdsong
        President, The Japan Fund, Inc.
        Vice President, Scudder Investor Services, Inc.


           This letter is for explanatory purposes and is not part of the prospectus supplement on the following pages.

THE JAPAN FUND, INC.

Supplement to Prospectus
Dated May 1, 1997

The Fund's investment adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc., and Scudder has changed its name to Scudder Kemper
Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper now manages in excess of $200 billion in assets.

Following the transaction, the Scudder Family of Funds will continue to be pure no-load. The Scudder Family of Funds consists of those Funds or classes of Funds advised by Scudder Kemper which are offered without commissions to purchase or redeem shares or to exchange from one Fund to another.

The transaction between Scudder and Zurich resulted in the termination of the Fund's investment management agreement with Scudder. However, a new investment management agreement between the Fund and Scudder Kemper was approved by the Board of Directors. A special meeting of stockholders (the "Special Meeting") was held in October, 1997, at which time the stockholders also approved a new investment management agreement. The new investment management agreement is effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement.

The Fund's Investment Management Agreement is the same in all material respects as the previous investment management agreement, except that Scudder Kemper is the new investment adviser to the Fund.

The Fund's fundamental policies have been amended by a vote of stockholders at the Fund's Special Meeting. Following is a list of the Fund's amended and restated fundamental policies. As a matter of fundamental policy, the Fund will not:

o borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

o    issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

o concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

o engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

o purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

o    purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

o    make loans to other persons, except (i) loans of portfolio securities,  and
     (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

The Fund's non-fundamental borrowing and lending policies have been amended by the Board of Directors as follows:

o The Fund does not currently intend to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

o The Fund currently does not intend to lend portfolio securities in an amount greater than 5% of its total assets.

December 31, 1997